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                                         EXHIBIT 21

                              SUBSIDIARIES OF THE REGISTRANT
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          Falcon Administration, L.L.C......................... Washington
          INTERNEXT, L.L.C..................................... Delaware
          ITC ................................................. Utah
          LHP, L.L.C........................................... Washington
          NEXTBAND Communications, L.L.C....................... Washington
          NEXTLIGHT, Inc....................................... Washington
          NEXTLINK Alabama, Inc................................ Washington
          NEXTLINK Arizona, Inc................................ Washington
          NEXTLINK California, Inc............................. Washington
          NEXTLINK Capital, Inc................................ Washington
          NEXTLINK Colorado, L.L.C............................. Washington
          NEXTLINK Communications Merger Subsidiary, Inc....... Washington
          NEXTLINK Connecticut, Inc............................ Washington
          NEXTLINK D.C., Inc................................... Washington
          NEXTLINK Delaware, Inc............................... Washington
          NEXTLINK Domestic Holdings, Inc...................... Delaware
          NEXTLINK Employment Services, Inc.................... Delaware
          NEXTLINK Florida, Inc................................ Washington
          NEXTLINK Georgia, Inc................................ Washington
          NEXTLINK Hawaii, Inc................................. Washington
          NEXTLINK Holdings, Inc............................... Nevada
          NEXTLINK Holdings No.2, Inc.......................... Nevada
          NEXTLINK Idaho, Inc.................................. Washington
          NEXTLINK Illinois, Inc............................... Washington
          NEXTLINK Indiana, Inc................................ Washington
          NEXTLINK Interactive, Inc............................ Washington
          NEXTLINK International, Inc.......................... Delaware
          NEXTLINK International Holdings, Inc................. Delaware
          NEXTLINK Kansas, Inc................................. Washington
          NEXTLINK Kentucky, Inc............................... Washington
          NEXTLINK Leasing of Utah, L.L.C...................... Washington
          NEXTLINK Long Distance Services, Inc................. Washington
          NEXTLINK Louisiana, Inc.............................. Washington
          NEXTLINK Maine, Inc.................................. Washington
          NEXTLINK Management Services, Inc.................... Washington
          NEXTLINK Management Services Nevada, Inc............. Washington
          NEXTLINK Maryland, L.L.C............................. Washington
          NEXTLINK Massachusetts, Inc.......................... Washington
          NEXTLINK Michigan, Inc............................... Washington
          NEXTLLNK Mindshare, L.L.C............................ Washington
          NEXTLINK Minnesota, L.L.C............................ Washington
          NEXTLINK Mississippi, Inc............................ Washington
          NEXTLINK Missouri, Inc............................... Washington
          NEXTLINK New Hampshire, Inc.......................... Washington
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
          NEXTLINK New Jersey, Inc............................. Washington
          NEXTLINK New Mexico, Inc............................. Washington
          NEXTLINK New York, Inc............................... Washington
          NEXTLINK North Carolina, Inc......................... Washington
          NEXTLINK Ohio, Inc................................... Washington
          NEXTLINK One, Inc.................................... Delaware
          NEXTLINK Opportunity, Inc............................ Washington
          NEXTLINK Oregon, Inc................................. Washington
          NEXTLINK Pennsylvania, Inc........................... Washington
          NEXTLINK Pennsylvania Merger Company II, Inc......... Washington
          NEXTLINK Rhode Island, Inc........................... Washington
          NEXTLINK Solutions, Inc.............................. Washington
          NEXTLLNK South Carolina, Inc......................... Washington
          NEXTLINK Technology Services, Inc.................... Washington
          NEXTLINK Tennessee, Inc.............................. Washington
          NEXTLINK Texas, Inc.................................. Washington
          NEXTLINK Utah, Inc................................... Washington
          NEXTLINK Virginia, L.L.C............................. Washington
          NEXTLINK Washington, Inc............................. Washington
          NEXTLINK West Virginia, Inc.......................... Washington
          NEXTLINK Wisconsin, Inc.............................. Washington
          PCO Acquisition Corp................................. Delaware
          Tidal Wave Telecommunication Corporation ............ Pennsylvania
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